UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2010 (November 16, 2010)

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 16, 2010, Vanguard Natural Resources, LLC (the “Company” or “Vanguard”) and its wholly-owned subsidiary, Vanguard Natural Gas, LLC, entered into a Purchase Agreement with Denbury Resources Inc. (“Denbury”), Encore Partners GP Holdings LLC, Encore Partners LP Holdings LLC and Encore Operating, L.P. pursuant to which it will purchase all of the member interests of Encore Energy Partners GP LLC, and 20,924,055 common units of Encore Energy Partners LP, ("Encore") from Denbury. The audited consolidated financial statements of Encore and the notes thereto for each of the years ended December 31, 2009, 2008 and 2007 are included as Exhibit 99.1 hereto and are incorporated herein by reference. The unaudited consolidated financial statements of Encore and the notes thereto for the three and nine month periods ended September 30, 2010 and 2009 are included as Exhibit 99.2 hereto and are incorporated herein by reference.

The following unaudited combined pro forma financial information of the Company and the notes thereto are included in Exhibit 99.3 hereto and are incorporated herein by reference:

•	Unaudited pro forma combined balance sheet as of September 30, 2010;

•	Unaudited pro forma combined statement of operations for the nine months ended September 30, 2010; and

•	Unaudited pro forma combined statement of operations for the year ended December 31, 2009.

The summary pro forma combined natural gas, oil and natural gas liquids reserve data of the Company is included as Exhibit 99.4 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

     The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit
Number	Description of Exhibit

23.1	Consent of Ernst & Young LLP.

23.2	Consent of Miller & Lents, Ltd., Independent Petroleum Engineers and Geologists.

99.1	Encore Energy Partners, LP consolidated financial statements and the notes thereto for each of the three years ended December 31, 2009, 2008, and 2007.

99.2	Encore Energy Partners, LP consolidated financial statements and the notes thereto for each of the three and nine month periods ended September 30, 2010 and 2009.

99.3	Unaudited pro forma combined financial information of Vanguard Natural Resources, LLC.

99.4	Summary pro forma combined natural gas, oil and natural gas liquids reserve data of Vanguard Natural Resources, LLC as of December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
December 2, 2010		(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

23.1	Consent of Ernst & Young LLP.

23.2	Consent of Miller & Lents, Ltd., Independent Petroleum Engineers and Geologists.

99.1	Encore Energy Partners, LP consolidated financial statements and the notes thereto for each of the three years ended December 31, 2009, 2008, and 2007.

99.2	Encore Energy Partners, LP consolidated financial statements and the notes thereto for each of the three and nine month periods ended September 30, 2010 and 2009.

99.3	Unaudited pro forma combined financial information of Vanguard Natural Resources, LLC.

99.4	Summary pro forma combined natural gas, oil and natural gas liquids reserve data of Vanguard Natural Resources, LLC as of December 31, 2009.